UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Gamma Drive RIDC Industrial Park O’Hara Township Pittsburgh, Pennsylvania	15238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 967-3000

Check the appropriate box below if the Form 8-K is intended to satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

On January 19, 2005, the Company issued a press release clarifying the purpose of the previously-announced sale of shares to the Company by the estate of Mary Irene Ryan. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press Release dated January 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY
(Registrant)

	By	/s/ Douglas K. McClaine
Douglas K. McClaine
General Counsel and Secretary
Date: January 20, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 19, 2005.